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                                                              Exhibit 23


                   CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




ASA International Ltd.
Framingham, Massachusetts


        We hereby consent to the incorporation by reference in Registration Statement No. 33-14741 of ASA International Ltd. on Form S-8 of our report dated March 15, 1996 relating to the consolidated financial statements of ASA International Ltd. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.



                                              /s/ BDO Seidman, LLP

                                              BDO Seidman, LLP


Boston, Massachusetts
March 27, 1996